Exhibit 10.11.2

SUPPLEMENTAL AGREEMENT

THIS SUPPLEMENT AGREEMENT dated as of the 14th day of August, 2018 (the “Supplemental Agreement”) is made between SBI Biotech Co., Ltd., a Japanese corporation having its principal office at 1-6-1 Roppongi, Minato-ku, Tokyo, Japan (“SBIBT”) and Viela Bio, Inc., having its principal place of business at One MedImmune Way, Gaithersburg, Maryland 20878 (“Viela Bio”).

RECITALS

WHEREAS, SBIBT and Medimmune, LLC. (“MedImmune”) entered into the LICENSE AGREEMENT dated as of the 9th day of September, 2008 (the “License Agreement”);

WHEREAS, MedImmune has assigned the License Agreement to Viela Bio as of the 6th day of March, 2018, in connection with the spinoff of Viela Bio from MedImmune; and

WHEREAS, SBIBT and Viela Bio wish to amend the License Agreement and entered into this Supplemental Agreement.

NOW THEREFORE, in consideration of the premises and of the covenants herein contained, the Parties hereto mutually agree as follows:

ARTICLE 1

DEFINITIONS

The terms defined in the License Agreement which are not otherwise defined in this Supplemental Agreement shall have the same meaning as defined in the License Agreement.

ARTICLE 2

ASSIGNMENT

2.1 SBIBT and Viela Bio confirm that MedImmune has assigned the License Agreement to Viela Bio as of the 6th day of March, 2018 (the “Assignment Date”) in accordance with Section 12.2(a) of the License Agreement, and all rights and obligations under the License Agreement as of the Assignment Date shall be succeeded to by Viela Bio.

2.2 As a consequence of the assignment of the License Agreement set forth in Section 2.1 of this Supplemental Agreement, unless the context requires otherwise, the term “MedImmune” in the License Agreement shall be replaced with the term “Viela Bio” as of the Assignment Date.

ARTICLE 3

COMMITMENT

3.1 Viela Bio shall start the first human doses in a Phase II Clinical Trial before the [***] and pay the corresponding milestone set forth in Section 4.1(iii) of this Supplemental Agreement to SBIBT in accordance with the License Agreement and this Supplemental Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3.2 Where Viela Bio foresees that it is not able to start the first human doses in a Phase II Clinical Trial before the [***], Viela Bio shall promptly notify SBIBT in writing specifying the reasons for the delay. If the reasons for the delay are not due to Viela Bio’s lack of diligence in SBIBT’s reasonable judgment, SBIBT will grant an extension of the start date for the first human doses in a Phase II Clinical Trial up until the [***] by entering into a written agreement with Viela Bio, provided that SBIBT shall not unreasonably refuse to agree with an extension.

ARTICLE 4

MILESTONE PAYMENT

4.1 SBIBT and Viela Bio agree that if Viela Bio starts the first human doses in a Phase II Clinical Trial before the [***], or the extended start date agreed by the parties pursuant to Section 3.2 of this Supplemental Agreement, if applicable, the amount of milestone payments to be paid by Viela Bio to SBIBT as listed in Section 5.2(a) of the License Agreement shall be automatically amended as indicated below:

(i) [***]	$[***]
(ii) [***]	$[***]
(iii) [***]	$[***]
(iv) [***]	$[***]
(v) [***]	$[***]
(vi) [***]	$[***]
(vii) [***]	$[***]
(viii)[***]	$[***]
(ix) [***]	$[***]
(x) [***]	$[***]

4.2 If and when the change in the amount of the milestone payment under Section 4.1 of this Supplemental Agreement applies, the aggregate amount of the milestones set forth in Section 5.2(b) of the License Agreement shall be automatically amended to [***] ($[***]).

4.3 If the first doses in a Phase II Clinical Trial are not started before the [***], or the extended start date agreed by the parties pursuant to Section 3.2 of this Supplemental Agreement. if applicable, Viela Bio shall pay the milestone payment in accordance with the original amount set forth in Section 5.2 of the License Agreement.

4.4 To avoid doubt, except as otherwise expressly agreed under this Supplemental Agreement, the original terms under the License Agreement regarding payment of the milestone shall be applied regardless of whether or not Viela Bio starts the first human doses in a Phase II Clinical Trial before the [***], or the extended start date agreed by the parties pursuant to Section 3.2 of this Supplemental Agreement, if applicable.

4.5 SBIBT hereby acknowledges that the milestone payments set forth in Section 5.2(a)(i) and (ii) of the License Agreement have been timely paid.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

ARTICLE 5

NOTICE

SBIBT and Viela Bio agree that, effective as of the Assignment Date, the address of each Party under Section 12.3 of the License Agreement shall be changed to the following:

If to SBIBT:

SBI Biotech Co., Ltd.

1-6-1 Roppongi, Minato-ku, Tokyo, Japan

Attn: Representative Director & President with a copy to

Licensing and Partnering Section, Research and

Development Department

Facsimile: +81-3-3583-2022

If to Viela Bio:

Viela Bio, Inc.

One MedImmune Way, Gaithersburg, Maryland 20878

Attn: CEO with a copy to Business Development

Email: bd@vielabio.com

Fax: 240-772-9578

ARTICLE 6

TERM

This Supplemental Agreement shall be effective as of the date first set forth above and shall continue in effect until termination or expiration of the License Agreement.

ARTICLE 7

MISCELLANEOUS

7.1 SBIBT and Viela Bio agree that the License Agreement shall remain in full force and effect in accordance with its terms and conditions, except the portions amended by this Supplemental Agreement. All references in the License Agreement shall, unless the context requires otherwise, be read and construed as a reference to the License Agreement as amended by this Supplemental Agreement.

7.2 This Supplemental Agreement shall be governed by and construed in accordance with the laws of the State of New York, U.S.A., without regard to any choice of law principles that would dictate the application of the laws of another jurisdiction. Any disputes arising between the Parties relating to, arising out of or in any way connected with this Supplemental Agreement or any term or condition hereof, or the performance by either Party of its obligations hereunder, shall he resolved in accordance with Section 12.5 of the License Agreement.

7.3 This Supplemental Agreement may be executed in any number of counterparts, each of which when executed and delivered shall constitute an original, but all the counterparts shall together constitute one and the same instrument.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, the Parties have caused this Supplemental Agreement to be executed by their respective duly authorized representatives as of the date first set forth above.

VIELA BIO, INC.	SBI BIOTECH CO. LTD.

By: /s/ Aaron Ren	By: [***]
Name: Aaron Ren	Name: [***]
Title: Head of BD and Ops	Title: Representative Director & President

4

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.